SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2012

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)	The Company’s Annual Meeting of Shareholders was held on January 11, 2012.

(b)
The following matters were submitted to a vote of security holders at the 2012 Annual Meeting.  In accordance with the Company’s Restated Certificate of Incorporation, other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as a separate class, each Class A share is entitled to one-tenth vote per share, and each Class B share is entitled to one vote per share.  The final results reported below reflect such vote.

(i)	The nominees to the Board of Directors were elected based on the following votes:

Nominee	For	Authority Withheld	Broker Non-Votes

Class A
Brian J. Lipke (term expiring 2015)	30,328,379	6,872,456	2,219,371

Class B
John R. Scannell (term expiring 2014)	3,774,585	77,680	289,885
Richard A. Aubrecht (term expiring 2015)	3,773,713	78,552	289,885
Peter J. Gundermann (term expiring 2015)	3,783,784	68,481	289,885
William G. Gisel Jr. (term expiring 2015)	3,784,046	68,219	289,885

The terms of the following directors continued after the Annual Meeting: Kraig M. Kayser and Robert H. Maskrey (Class B directors through 2013); Albert F. Myers (Class A director through 2013); Joe C. Green and Robert T. Brady (Class B directors through 2014); and Raymond W. Boushie (Class A director through 2014).

(ii)
The Company’s Class A shareholders and Class B shareholders, voting together as a single class, ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year based on the following votes:

For, 7,909,425; Against, 140,355; Abstain, 34,389.

(iii)
The Company’s Class A shareholders and Class B shareholders, voting together as a single class, approved in an advisory vote the compensation of the Company’s named executive officers based on the following votes:

For, 6,258,705; Against, 1,137,827; Abstain, 175,815; Broker Non-Votes, 511,822.

(iv)
The Company’s Class A shareholders and Class B shareholders, voting together as a single class, voted on an advisory basis on the frequency of the shareholder advisory vote on executive compensation.  The advisory vote was as follows:

One Year, 2,329,852; Two Years, 268,839; Three Years, 4,710,574; Abstain, 263,082; Broker Non-Votes, 511,822.

(d)
At the 2012 Annual Meeting, our shareholders cast the greatest number of advisory votes in favor of “three years” as the frequency of future advisory votes on the compensation of the Company’s named executive officers.  In light of this advisory vote, which was consistent with the recommendation of the Board of Directors on the matter, the Company will include an advisory vote on the compensation of its named executive officers in its proxy materials every three years until the next required vote on the frequency of such advisory vote.  The next such required vote is at the Company’s 2018 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: January 13, 2012	By:	/s/ Jennifer Walter
	Name:	Jennifer Walter
Controller